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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated March 27, 2002 included or incorporated by reference in this annual report on Form 10-K for CECO Environmental Corp. and subsidiaries for the year ended December 31, 2001.


                                     /s/ MARGOLIS & COMPANY P.C.
                                     ----------------------------
                                     Certified Public Accountants



Bala Cynwyd, PA
March 27, 2002